United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 20, 2024

Date of Report (Date of earliest event reported)

SPI Energy Co., Ltd.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37678	20-4956638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4803 Urbani Ave. McClellan Park, CA	95652
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 919-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	SPI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, SPI Energy Co., Ltd. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) issuing a Staff determination (the “Staff Determination”).

The Staff Determination noted that since the Company has not yet filed its Form 10-Q for the period ended September 30, 2024, it no longer complies with Nasdaq Listing Rule 5250(c)(1) (“Rule”) which requires the timely filing of all required periodic reports with the SEC. The Company has not regained compliance with the Rule. Accordingly, this matter serves as an additional basis for delisting the Company’s securities from Nasdaq. All information addressing this matter must be included in the Company’s prehearing submission to the Nasdaq Hearings Panel due November 26, 2024.

Item 7.01 Regulation FD Disclosure

On November 21, 2024, the Company issued a press release to comply with the requirements of Nasdaq Listing Rule 5810(b) announcing that the Company had received the Staff Determination. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of SPI Energy Co., Ltd. dated November 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPI ENERGY CO., LTD.

November 21, 2024	By:	/s/ Xiaofeng Peng
Xiaofeng Peng
Chief Executive Officer

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